                                                                      Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment
No. 26 to Registration Statement No. 002-74584 of Merrill Lynch Retirement
Reserves Money Fund of Merrill Lynch Retirement Series Trust (the "Fund") on
Form N-1A of our report dated December 10, 2004, appearing in the October 31,
2004 Annual Report of the Fund, which is incorporated by reference in the
Statement of Additional Information which is part of this Registration
Statement. We also consent to the reference to us under the caption "Financial
Highlights" in the Prospectus, which is a part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
February 24, 2005